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EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2004.

/s/ FRANCES D. COOK Frances D. Cook

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 21st day of May, 2004.

/s/ GILBERT F. DECKER Gilbert F. Decker

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2004.

/s/ RONALD R. FOGLEMAN Ronald R. Fogleman

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2004.

/s/ JONATHAN G. GUSS Jonathan G. Guss

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2004.

/s/ DAVID E. JEREMIAH David E. Jeremiah

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 23rd day of May, 2004.

/s/ ROMAN MARTINEZ IV Roman Martinez IV

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2004.

/s/ PAUL DAVID MILLER Paul David Miller

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2004.

/s/ ROBERT W. RISCASSI Robert W. RisCassi

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2004.

/s/ MICHAEL T. SMITH Michael T. Smith

EXHIBIT 24.1

ALLIANT TECHSYSTEMS INC.

POWER OF ATTORNEY
OF DIRECTOR AND/OR OFFICER

        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and/or officer of ALLIANT TECHSYSTEMS INC., a Delaware corporation (the "Company"), does hereby make, constitute and appoint Daniel J. Murphy, Jr., Eric S. Rangen and Ann D. Davidson, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with full power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to the Company's Registration Statement on Form S-3, or any other appropriate form, for the purpose of registering, pursuant to the Securities Act of 1933, its 2.75 percent convertible senior subordinated notes due 2024, and to sign any and all amendments or any and all post-effective amendments to such Registration Statement, or registration statements filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory body pertaining to the Registration Statement or the securities covered thereby, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

        IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand as of the 31st day of May, 2004.

/s/ WILLIAM G. VAN DYKE William G. Van Dyke

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ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER
ALLIANT TECHSYSTEMS INC. POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER